Exhibit 10.20

INCREMENTAL AMENDMENT (this "Amendment"), dated as of October 28, 2015, among ROPER TECHNOLOGIES, INC. (f/k/a ROPER INDUSTRIES, INC.) (the "Parent Borrower"), the Lenders party hereto (collectively, the "Incremental Lenders"), JPMORGAN CHASE BANK, N.A., as administrative agent (the "Administrative Agent") to the Credit Agreement, dated as of July 27, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Parent Borrower, ROPER INDUSTRIES LIMITED, ROPER INDUSTRIES UK LIMITED, ROPER LUXEMBOURG HOLDINGS S.À.R.L. (each a Foreign Subsidiary Borrower and together with the Parent Borrower, the "Borrowers"), the Lenders from time to time party thereto, the Administrative Agent and the other parties thereto from time to time.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).
WHEREAS, Section 2.23 of the Credit Agreement permits the Parent Borrower to request a US$ Revolving Commitment Increase;
WHEREAS, the Parent Borrower has requested a US$ Revolving Commitment Increase;
WHEREAS, Section 2.23 of the Credit Agreement provides that any Incremental Amendment may, without the consent of any other Lenders, effect such amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Parent Borrower, to effect this US$ Revolving Commitment Increase.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.   US$ Revolving Commitment Increase.  Subject to the terms and conditions set forth in this Amendment and in the Credit Agreement, as of the Incremental Facility Effectiveness Date (as defined in below), the amount of the US$ Revolving Commitment shall be increased by $350,000,000 to an aggregate amount of $1,800,000,000, and each Incremental Lender agrees to commit to provide its respective portion of the US$ Revolving Commitment Increase as set forth in Schedule I to this Amendment.  Schedule 1.1A of the Credit Agreement is hereby replaced by Schedule II to this Amendment.
Section 2.   Representations and Warranties.  The Parent Borrower represents and warrants to the Administrative Agent and each Incremental Lender that:
(a)            The Parent Borrower has the power and authority, and the legal right, to make, deliver and perform the Amendment and to obtain extensions of credit hereunder. The Parent Borrower has taken all necessary organizational action to authorize the execution, delivery and performance of the Amendment and to authorize the extensions of credit on the terms and conditions of this Amendment. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Amendment. The Amendment has been duly executed and delivered on behalf of the Parent Borrower. This Amendment constitutes a legal, valid and binding obligation of the Parent Borrower, enforceable against the Parent Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)            The execution, delivery and performance of this Amendment, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Group Member, except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.
(c)            Each of the representations and warranties made by the Parent Borrower in or pursuant to the Amendment shall be true and correct in all material respects (except any representation and warranty that is qualified by "Material Adverse Effect" or similar language shall be true and correct in all respects) on and as of such date as if made on and as of the Incremental Facility Effectiveness Date; provided, that to the extent such representations and warranties refer specifically to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date.
(d)            After giving effect to this Amendment, no Default or Event of Default shall exist.
(e)            The Parent Borrower shall be in compliance with the covenants set forth in Section 7.1 of the Credit Agreement determined on a pro forma basis as of the last day of the most recent fiscal quarter for which financial statements have been delivered thereunder as if such US$ Revolving Commitment Increases had been outstanding on the last day of such fiscal quarter for testing compliance therewith and after giving effect to the intended use of proceeds thereof.
Section 3.   Conditions to Extension of Credit.  The agreement of each Incremental Lender to provide its portion of the US$ Revolving Commitment Increase (as set forth in Schedule I to this Amendment) as described in this Amendment shall be effective as of the date that each of the following conditions have been satisfied or waived by the Incremental Lenders holding more than 50% of the US$ Revolving Commitment Increase (the "Incremental Facility Effectiveness Date"):
(a)            Execution of this Amendment.  The Administrative Agent shall have received this Amendment or, in the case of the Incremental Lenders, a signature page to this Amendment (either originals or telecopies), executed and delivered by the Administrative Agent, the Incremental Lenders and the Parent Borrower as of the Incremental Facility Effectiveness Date.
(b)            Fees and Expenses.  All fees and, to the extent invoiced in reasonable detail, expenses of the Administrative Agent, required to be paid on or before the Incremental Facility Effectiveness Date in connection with the Amendment shall have been paid for by the Parent Borrower or shall be paid by the Parent Borrower simultaneously with the effectiveness of the US$ Revolving Commitment Increase.
(c)            Closing Certificate.  The Administrative Agent shall have received a certificate of the Parent Borrower, dated the Incremental Facility Effectiveness Date, substantially in the form of Exhibit B of the Credit Agreement, with appropriate insertions and attachments, including:
(i)	the certificate of incorporation of the Parent Borrower certified by the relevant authority of the jurisdiction of organization of the Parent Borrower;
(ii)	the bylaws of the Parent Borrower;
(iii)
a true and complete copy of resolutions duly adopted by the board of directors of the Parent Borrower authorizing the execution, delivery and performance of the Amendment and any other Loan Documents to which the Parent Borrower is a party;

(iv)	a long form good standing certificate for the Parent Borrower from its jurisdiction of organization; and
(v)	an incumbency certificate of each officer executing the Amendment or any other document delivered in connection herewith on behalf of the Parent Borrower.
(d)            Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:
(i)	the legal opinion of Davis Polk & Wardwell LLP, New York counsel to the Parent Borrower, in form and substance reasonably satisfactory to the Administrative Agent;
(ii)	the legal opinion of David B. Liner, Vice President, General Counsel and Secretary of the Parent Borrower, in form and substance reasonably satisfactory to the Administrative Agent;
(e)            Officers' Certificate.  The Administrative Agent shall have received an Officers' Certificate from a Responsible Officer of the Parent Borrower, dated as of the Incremental Facility Effectiveness Date, certifying that the conditions set forth in Section 5.2 of the Credit Agreement are satisfied on the Incremental Facility Effectiveness Date after giving effect to the Amendment on the Incremental Facility Effectiveness Date.
Section 4.    Incremental Facility Effectiveness Date Transaction.  Simultaneous with the effectiveness of the US$ Revolving Commitment Increase, if, on the Incremental Facility Effectiveness Date, there are any US$ Revolving Loans outstanding, such US$ Revolving Loans shall be prepaid from the proceeds of US$ Revolving Loans (after reflecting the increase in US$ Revolving Commitments), which prepayment shall be accompanied by accrued interest on the US$ Revolving Loans being prepaid (and shall be paid in accordance with Section 2.13(g)) and any costs incurred by any Lender in accordance with Section 2.19. The Administrative Agent may take any and all actions as may be reasonably necessary to ensure that the percentage of the aggregate US$ Revolving Loans held by each US$ Revolving Lender (including each US$ Revolving Commitment Increase Lender) will equal the percentage of the aggregate US$ Revolving Commitments of all Lenders (after reflecting the increase in US$ Revolving Commitments) with US$ Revolving Commitments represented by such Lender's US$ Revolving Commitment (after reflecting any increase in such Lender's US$ Revolving Commitments).
Section 5.    Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.
Section 6.    Governing Law; Etc.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO AGREES AS SET FORTH IN SECTION 10.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FOR HEREIN.
Section 7.     Waiver of Jury Trial.  THE PARENT BORROWER, THE ADMINISTRATIVE AGENT AND THE INCREMENTAL LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.
Section 8.   Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 9.   Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 10.   Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Lender, the Swingline Lender or the Administrative Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision thereof or any other Loan Document.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Incremental Facility Effectiveness Date, all references to the Credit Agreement in any other Loan Document and all references in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  The Parent Borrower hereby confirms that all obligations of itself under the Loan Documents shall continue to apply to the Credit Agreement as amended hereby.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
ROPER TECHNOLOGIES, INC. (f/k/a ROPER INDUSTRIES, INC.),
as Parent Borrower
By:_/s/ Brian Jellison________________________
      Name: Brian Jellison
      Title:   President and Chief Executive
      Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and an Incremental Lender
By:_/s/ Antje B. Focke_______________________
      Name: Antje B. Focke
      Title:   Vice President

Wells Fargo Bank, N.A.,
as an Incremental Lender
By:_/s/ Adam Spreyer________________________
      Name: Adam Spreyer
      Title:   Vice President

BANK OF AMERICA, N.A.,
as an Incremental Lender

By:_/s/ Cameron Cardozo_____________________
      Name: Cameron Cardozo
      Title:   Senior Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as an Incremental Lender

By:_/s/ George Stoecklein____________________
      Name: George Stoecklein
      Title:   Director

BARCLAYS BANK PLC,
as an Incremental Lender
By:_/s/ Vanessa Kurbatskiy___________________
      Name: Vanessa Kurbatskiy
      Title:   Vice President

MIZUHO BANK, LTD.,
as an Incremental Lender
By:_/s/ Donna DeMagistris____________________
      Name: Donna DeMagistris
      Title:   Authorized Signatory

SunTrust Bank,
as an Incremental Lender
By:_/s/ James R Spaulding____________________
      Name: James R Spaulding
      Title:   FVP

Lloyds Bank, plc,
as an Incremental Lender
By:_/s/ Erin Doherty_________________________
      Name: Erin Doherty
      Title: Assistant Vice President

By:_/s/ Davin Popst_________________________
      Name: Davin Popst
      Title: Senior Vice President

PNC Bank NA,
as an Incremental Lender

By:_/s/ Charles J. Mintrone___________________
      Name: Charles J. Mintrone
      Title: Vice President

TD Bank, N.A.,
as an Incremental Lender
By:_/s/ Bernadette Collins____________________
      Name: Bernadette Collins
      Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as an Incremental Lender
By:_/s/ Kara Van Duzee______________________
      Name: Kara Van Duzee
      Title: Vice President

Branch Banking & Trust Company,
as an Incremental Lender
By:_/s/ Kelly Attayek________________________
      Name: Kelly Attayek
      Title: Assistant Vice President

Royal Bank of Canada,
as an Incremental Lender
By:_/s/ Alexandre Charron____________________
      Name: Alexandre Charron
      Title: Vice President
    National Client Group – Finance
    RBC Royal Bank

Comerica Bank,
as an Incremental Lender
By:_/s/ Gerald R. Finney_____________________
      Name: Gerald R. Finney
      Title: Vice President

HSBC Bank USA, N.A.,
as an Incremental Lender
By:_/s/ Rafael De Paoli_____________________
      Name: Rafael De Paoli
      Title: Senior Vice President

UniCredit Bank AG, New York Branch,
as an Incremental Lender
By:_/s/ Filippo Pappalardo____________________
      Name: Filippo Pappalardo
      Title: Managing Director

By:_/s/ Fabio Della Malva____________________
      Name: Fabio Della Malva
      Title: Director

Incremental Lender	US$ Revolving Commitment Increase
JPMorgan Chase Bank, N.A.	$30,000,000.00
Wells Fargo Bank, N.A.	$30,000,000.00
Bank of America, N.A.	$30,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$25,000,000.00
Barclays Bank PLC	$25,000,000.00
Mizuho Bank, Ltd.	$25,000,000.00
SunTrust Bank	$20,000,000.00
Lloyds Bank plc	$20,000,000.00
PNC Bank NA	$20,000,000.00
TD Bank, N.A.	$20,000,000.00
U.S. Bank National Association	$20,000,000.00
Branch Banking & Trust Company	$17,000,000.00
Royal Bank of Canada	$17,000,000.00
Comerica Bank	$17,000,000.00
HSBC Bank USA, N.A.	$17,000,000.00
UniCredit Bank AG, New York Branch	$17,000,000.00
Total	$350,000,000.00

Lender	Multicurrency Revolving Commitment	US$ Revolving Commitment	Total
JPMorgan Chase Bank, N.A.,	$16,666,666.66	$153,333,333.34	$170,000,000.00
Wells Fargo Bank, N.A.	$16,666,666.67	$153,333,333.33	$170,000,000.00
Bank of America, N.A.	$16,666,666.67	$153,333,333.33	$170,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.		$140,000,000.00	$140,000,000.00
Barclays Bank PLC		$140,000,000.00	$140,000,000.00
Mizuho Bank, Ltd.		$140,000,000.00	$140,000,000.00
SunTrust Bank		$112,500,000.00	$112,500,000.00
Lloyds Bank plc		$101,250,000.00	$101,250,000.00
PNC Bank, NA		$101,250,000.00	$101,250,000.00
TD Bank, N.A.		$101,250,000.00	$101,250,000.00
U.S. Bank National Association		$101,250,000.00	$101,250,000.00
Branch Banking & Trust Company		$80,750,000.00	$80,750,000.00
Royal Bank of Canada		$67,000,000.00	$67,000,000.00
Sovereign Bank, N.A.		$63,750,000.00	$63,750,000.00
Comerica Bank		$42,000,000.00	$42,000,000.00
HSBC Bank USA, N.A.		$42,000,000.00	$42,000,000.00
UniCredit Bank AG, New York Branch		$42,000,000.00	$42,000,000.00
Fifth Third Bank		$35,000,000.00	$35,000,000.00
Chang Hwa Commercial Bank, Ltd.		$20,000,000.00	$20,000,000.00
Taipei Fubon Commercial Bank Co., Ltd.		$10,000,000.00	$10,000,000.00
Total	$50,000,000.00	$1,800,000,000	$1,850,000,000